Exhibit 13.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of DHT Holdings, Inc. (the “registrant”), for the year ending December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “report”), each of the undersigned officers of the registrant hereby certifies, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to such officer’s knowledge:

(a)	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(b)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Date: March 21, 2016

By:	/s/ Svein Moxnes Harfjeld
Name: Svein Moxnes Harfjeld
Title: Co-Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Trygve P. Munthe
Name: Trygve P. Munthe
Title: Co-Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Eirik Ubøe
Name: Eirik Ubøe
Title: Chief Financial Officer
(Principal Financial and Accounting Officer)